Exhibit 10.1

CONVERSION NOTICE

(To be Executed by the Registered Investor
in order to convert the Note)

By execution hereof, Company and Investor agree to amend the Note (defined below), as authorized by Section 17(f) of the Note, to allow Investor to convert the entire amount owed under the Note to Common Shares of Parent. The Note is hereby amended by deleting the definition of “Maximum Convertible Amount” in Section 1 of the Note in its entirety and replacing it with the following, “‘Maximum Convertible Amount’ means all of the principal amount of this Note outstanding as of the effective date of a Conversion Notice together with any accrued and unpaid interest hereunder at such time, as adjusted from time to time in accordance with Section 10.” Capitalized terms utilized in this Conversion Notice shall have the meaning ascribed to them by the Senior Secured Convertible Note due December 31, 2021, as modified by the Loan Modification Agreement dated September 29, 2021 (the “Note”).

Investor hereby elects to convert the principal amount of Note indicated below, into shares of Common Stock of Parent, as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Investor for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.

Conversion calculations:	12/30/21
Date to Effect Conversion

$5,715,353.10
Principal amount of Note owned prior to conversion

$5,715,353.10
Principal amount of Note to be Converted

$0
Principal amount of Note remaining after Conversion

$55,075.09
Interest under Note to be Converted

4,616,343
Number of shares of Common Stock to be Issued

Energy Evolution Master Fund, Ltd.
Name of Investor

IN WITNESS WHEREOF, the duly authorized representatives of Investor, Company and Parent have executed this Conversion Notice to be effective December 30, 2021.

COMPANY:

EMPIRE NEW MEXICO LLC, d/b/a GREEN

TREE NEW MEXICO

By:  /s/ Michael R. Morrisett

        Michael R. Morrisett, President

PARENT:

EMPIRE PETROLEUM CORPORATION

By:  /s/ Michael R. Morrisett

         Michael R. Morrisett, President

INVESTOR:

ENERGY EVOLUTION MASTER FUND, LTD.

By:  /s/ Sterling Mulacek

         Sterling Mulacek, Director

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Schedule 1

Empire Petroleum Corporation
Senior Secured Convertible Note due December 31, 2021

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions made under the Note.

Dated:

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion

9/29/21	$6,500,000	$5,715,353.10
12/30/21	$5,770,428.19	$0

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